200 State Street, 7th Floor    |    Boston, MA 02109

Boston Common ESG Impact U.S. Equity Fund
Ticker: BCAMX

Summary Prospectus
February 2, 2018

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at http://www.bostoncommonfunds.com/usliterature.html. You may also obtain this information at no cost by calling (877) 777-6944 or by sending an email to compliance@bostoncommonasset.com. The Fund's Prospectus and Statement of Additional Information, both dated January 30, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Boston Common ESG Impact U.S. Equity Fund (the "U.S. Equity Fund" or "Fund") seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.63%
Total Annual Fund Operating Expenses	1.38%
Fee Reduction and/or Expense Reimbursement	-0.38%
Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement (1)	1.00%

(1)
The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Reduction and/or Expense Reimbursement to 1.00% of the U.S. Equity Fund's average daily net assets (the "Expense Cap").  The Expense Cap is indefinite, but will remain in effect until at least January 31, 2019 and may be terminated at any time by the Trust's Board of Trustees (the "Board") upon 60 days' notice to the Adviser, or by the Adviser with consent of the Board.  The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account the reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the cost of investing in the U.S. Equity Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the U.S. Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the contractual Expense Cap for the first year only).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$400	$719	$1,624

Portfolio Turnover

The U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund's performance.  During the most recent fiscal year ended September 30, 2017, the U.S. Equity Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

Boston Common Asset Management, LLC ("Boston Common" or the "Adviser") seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts ("ADRs") of companies we believe are high quality (lower debt/total capital, earnings stability and stable cash flow), sustainable and undervalued.  We look for companies with sound governance and a history of responsible financial management that we believe are capable of consistent, visible profitability over a long time horizon.  We look for indicators of quality in firms if they are experiencing superior growth and operating successfully in their respective economic sectors. We measure a firm's growth by comparing its products or services or improving competitive conditions among its peers.  We then determine whether any of the individual firms appear to be trading at discounts to their intrinsic value.  Here our research-driven conviction is enhanced by our 360-degree perspective where we integrate financial and environmental, social, and governance ("ESG") criteria into the stock selection process.  We believe markets typically misvalue the risks and opportunities presented by ESG factors, both in terms of the timing and the magnitude of outcomes.  We believe shareowner engagement plays a critically important role in raising the sustainability profile of our portfolios and empowers company management to be long-term in its focus.

Boston Common's ESG research process integrates information from disparate sources to form a holistic understanding of corporate performance.  We may incorporate information from one or more third party ESG research providers, news sources, non-governmental organizations, and company and industry contacts.  We endeavor to integrate financial and sustainability factors into our investment process because we believe ESG research helps us identify companies that will be successful over the long‑term.  We evaluate companies on (E)nvironmental issues, looking for organizations that demonstrate a higher level of environmental responsibility than their peers and understand that natural resources are limited.  We favor companies that conserve natural resources, reduce volume and toxicity of waste generated, and manage direct and indirect greenhouse gas emissions.  We assess a company's commitment to (S)ocial standards including human rights, animal welfare, workplace health and safety, and fair treatment of employees globally.  We appraise companies' adherence to best practices in (G)overnance, including policies favoring transparency and accountability to shareholders, and a commitment to diversity.  As a result, we believe ESG research helps improve portfolio quality and financial return potential.

Boston Common selects stocks through bottom-up, fundamental research, while maintaining a disciplined approach to valuation and risk control.  We may sell a security when its price reaches a set target if we believe that other investments are more attractive, or for other reasons we may determine.

We use our voice as a shareowner to raise environmental, social, and governance issues with the management of select portfolio companies through a variety of channels.  These may include engaging in dialogue with management, participating in shareholder proposal filings, voting proxies in accordance with our proxy voting guidelines, and participating in the annual shareholder meeting process.  Through this effort, we seek to encourage a company's management towards greater transparency, accountability, disclosure and commitment to ESG issues.

The U.S. Equity Fund will normally invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies that meet the Adviser's ESG criteria.  Equity securities include common and preferred stocks, as well as securities that are convertible into common stocks.  The Fund may also invest up to 20% of its total assets in ADRs.  The Fund may also invest in other stable, cash-flow generating companies, including publicly-traded Real Estate Investment Trusts ("REITs"). The Fund generally seeks to invest in companies that have market capitalizations of $2 billion or greater.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the U.S. Equity Fund.  The following risks could affect the value of your investment in the Fund:

•
General Market Risk:  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.  Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

•
Equity Securities Risk:  The price of equity securities may rise or fall because of changes in the broad market or changes in a company's financial condition, sometimes rapidly or unpredictably.  These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund's portfolio or the securities market as a whole, such as changes in economic or political conditions.  When the value of the Fund's securities goes down, your investment in the Fund decreases in value.

•	Management Risk: Boston Common may fail to implement the Fund's investment strategies or meet its investment objective.

•
Depositary Receipt Risk:  Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

•
Large Companies Risk:  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Sustainability (ESG) Policy Risk:  The Fund's ESG policy could cause it to perform differently compared to similar funds that do not have such a policy.  This ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.  The Fund will vote proxies in a manner which is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

•
Real Estate Investment Trusts Risk:  REIT prices may fall because of the failure of borrowers to pay their loans and/or poor management. The value of REITs may also be affected by increases in property taxes and changes in tax laws and interest rates.

Performance

The following performance information provides some indication of the risks of investing in the U.S. Equity Fund.  The bar chart below illustrates how the Fund's total returns have varied from year‑to‑year.  The table below illustrates how the Fund's average annual total returns for the 1-year, 5-year and since-inception periods compare with that of a broad-based securities index.  This comparison is provided to offer a broader market perspective.  The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future and does not guarantee future results.  Updated performance information is available on the Fund's website at www.bostoncommonfunds.com.

Calendar Year Total Return
As of December 31,

Highest Quarterly Return:	Q4, 2013	10.42%

Lowest Quarterly Return:	Q3, 2015	-6.77%

Average Annual Total Return as of December 31, 2017
	1 Year	5 Year	Since Inception (4/30/2012)
Boston Common ESG Impact U.S. Equity Fund
Return Before Taxes	20.65%	13.69%	12.29%
Return After Taxes on Distributions	19.78%	13.02%	11.69%
Return After Taxes on Distributions and Sale of Fund Shares	12.41%	10.86%	9.78%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and does not reflect the impact of state and local taxes.  Actual after-tax returns depend on the individual investor's situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts ("IRAs").

Investment Adviser

Boston Common Asset Management, LLC

Portfolio Managers

The U.S. Equity Fund is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Geeta B. Aiyer, CFA	President & Founder	Inception (2012)
Praveen Abichandani, CFA	Co-CIO-U.S. Strategies	Inception (2012)
Corné Biemans	Co-CIO-U.S. Strategies	2013
Steven Heim	Director, ESG Research	Inception (2012)

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Boston Common Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-877-777-6944, or through a financial intermediary.  The minimum initial investment in the Fund is $10,000.  You can make additional investments at any time with $1,000 or more.

Tax Information

The Fund's distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.